UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 1, 2006

iPhone2, Inc.
(Exact Name of Registrant as Specified in its Charter)

Washington	000-32471	27-0041902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS EmployerIdentification No.)

320 Plaza Real, Suite 507	33432
(Address of Principal Executive Offices)	(Zip Code)

561 636-4040
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

Appointment of New Auditors

On September 1st, 2006, the Company engaged Friedman Cohen Taubman & Company CPA, (“Friedman”) as its new independent accountants. Prior to such date, the Company has never consulted with Friedman regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B.
The Company’s board of directors approves that engagement on September 8, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPhone2, Inc.

Date: September 08, 2006	By: /s/ Charles Greenberg

Charles Greenberg
President and Chief Executive Officer